Exhibit 10.2

FOURTH AMENDMENT

This Fourth Amendment, dated as of October 6, 2010 (this “Amendment”), to the Credit Agreement dated as of April 19, 2006, as amended by the First Amendment dated as of December 23, 2008, the Second Amendment dated as of March 10, 2010 and the Third Amendment dated as of July 21, 2010  (the “Credit Agreement”), among AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto (the “Lenders”), BANK OF AMERICA, N.A., CREDIT AGRICOLE CORPORATE & INVESTMENT BANK NEW YORK BRANCH (formerly known as CALYON) and CITICORP USA, INC. as documentation agents, WACHOVIA BANK, NATIONAL ASSOCIATION as co-documentation agent, DEUTSCHE BANK SECURITIES INC. as syndication agent, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”; and together with the other agents named therein, the “Agents”) and CITIGROUP GLOBAL MARKETS INC., as arranger of this Amendment (in such capacity, the “Fourth Amendment Arranger”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Agents are parties to the Credit Agreement;

 WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments subject to the provisions of this Amendment;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

2. Amendments to Section 1.1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended as follows:

 (a)           by amending the definition of “Permitted Refinancing” by deleting all the text preceding the proviso thereto and inserting the following in lieu thereof:  “any Indebtedness or Capital Stock issued in exchange for, or for the purpose of applying the net proceeds thereof to extend, refinance, renew, replace, defease or refund other Indebtedness”; and

(b)           by adding the following new definitions in the appropriate alphabetical order:

“Dollar Target”: Dollar Thrifty Automotive Group, Inc.

“DTA Acquisition”: the acquisition in accordance with the terms hereof (by merger or otherwise) by the Borrower or a Subsidiary Guarantor of 100% of the outstanding Capital Stock of Dollar Target.

 “Fourth Amendment”: the Fourth Amendment to this Agreement, dated as of October 6, 2010, among Holdings, Borrower, the Administrative Agent, the Fourth Amendment Arranger and the Lenders party thereto.

 “Fourth Amendment Effective Date”: the date on which all of the conditions set forth in Section 6 of the Fourth Amendment shall have been satisfied.

1

3. Amendment to Section 7.2 (Indebtedness).   Section 7.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (x) thereof, inserting the word “and” at the end of clause (y) thereof, and inserting immediately following clause (y) thereof the following new clause (z):

“(z)           Indebtedness of the Borrower and its Subsidiaries (including any Guarantee Obligations in respect thereof) incurred (i) to finance a portion of the DTA Acquisition or (ii) to refinance any Term Loans (including any Incremental Term Loans), and any Permitted Refinancing thereof;”

4. Amendment to Section 7.3 (Liens).  Section 7.3 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (r) thereof, inserting the word “and” at the end of clause (s) thereof, and inserting immediately following clause (s) thereof the following new clause (t):

“(t)           Liens on the proceeds of Indebtedness permitted to be incurred by Section 7.2 in favor of escrow agents, account custodians or similar third party intermediaries during the period which any such proceeds are held under escrow or similar contingent release arrangements;”

5. Representations and Warranties.  On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects.

6. Conditions to Effectiveness.  This Amendment shall become effective (the effective date of this Amendment, the “Fourth Amendment Effective Date”) upon the receipt by Fourth Amendment Arranger of the following:

(i)  counterparts to this Amendment duly executed by Holdings, the Borrower, the Administrative Agent and the Required Lenders; and

(ii)  counterparts to the Guarantee and Collateral Acknowledgement substantially in the form attached hereto as Exhibit A duly executed by each Loan Party.

7. Continuing Effect; No Other Amendments or Consents.  Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.  The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

8. Affect on Third Amendment.  The amendments contained in Section 2(b) of this Amendment adding the defined terms “Dollar Target” and “DTA Acquisition” to Section 1.1 of the Credit Agreement and the amendments contained in Section 3 this Amendment shall be in lieu of the

2

corresponding amendments contained in the Third Amendment (the “Duplicative Amendments”), which Duplicative Amendments shall be disregarded after the Fourth Amendment Effective Date.  In the event the amendments to Section 7.3 in the Third Amendment become effective, the amended subsection references contained therein shall be modified to take into account the amended subsection references set forth in Section 4 of this Amendment.

9. Expenses.  The Borrower agrees to pay and reimburse the Fourth Amendment Arranger and the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Fourth Amendment Arranger and the Administrative Agent in accordance with the terms in the Credit Agreement (and in the case of the Fourth Amendment Arranger, to the extent the Administrative Agent would be paid and reimbursed under the Credit Agreement).

10. Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

11. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AVIS BUDGET HOLDINGS, LLC
By:	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC
By:	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Treasurer

CITIGROUP GLOBAL MARKETS INC., as Fourth Amendment Arranger
By:	/s/ Christopher M. Wood
Name: Christopher M. Wood
Title: Director

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Mary E. Gherty
Name: Mary E. Gherty
Title: Managing Director

BANK OF AMERICA, N.A. as a Lender
By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: VP, Corporate Debt Products

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Todd Meller
Name: Todd Meller
Title: Managing Director

CITIBANK N.A., as a Lender
By:	/s/ Justin S. Tichauer
Name: Justin S. Tichauer
Title: Vice President

Crédit Agricole Corporate & Investment Bank, as a Lender
By:	/s/ Michael Madnick
Name: Michael Madnick
Title: Managing Director

By:	/s/ Yuri Muzichenko
Name: Yuri Muzichenko
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Mary E. Gherty
Name: Mary E. Gherty
Title: Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ James Welch
Name: James Welch
Title: Senior Vice President

Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, National Association, as a Lender
By:	/s/ Ronald F. Bentien, Jr.
Name: Ronald F. Bentien, Jr.
Title: Director